Fees Summary	Mar. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 117,072.29
Interest Amount	0.00
Total Offset Amount	0.00
Net Fee	$ 117,072.29
Total Fee and Interest Amount	117,072.29